Mason Street Funds, Inc.

Supplement dated June 6, 2005 to

Prospectus dated July 9, 2004

FUND MANAGER CHANGE:

Effective June 8, 2005, the following manager will assume primary responsibility for the day-to-day management of the Large Cap Core Stock Fund:

Curtis J. Ludwick, Chartered Financial Analyst, is a Director of Mason Street Advisors, LLC, having joined Northwestern Mutual in 1996. Mr. Ludwick holds a B.A. degree from the University of Wisconsin-Madison and an M.B.A. from the University of Illinois. He has primary responsibility for the management of the Large Cap Core Stock Fund and also co-manages other Mason Street Advisors equity accounts and various equities portfolios for Northwestern Mutual.